UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                    ----------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                        Date of Report - November 8, 2007
                        (Date of earliest event reported)

                        MACE SECURITY INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

             Delaware                          0-22810             03-0311630
         (State or other jurisdiction  (Commission File Number)  (IRS Employer
         of incorporation)                                       Identification
                                                                    Number)

       401 East Las Olas Blvd., Suite 1570, Fort Lauderdale, Florida 33301
                    (Address of principal executive offices)

              (Registrant's telephone number, including area code)
                                  (954)449-1300

         1000 Crawford Place, Suite 400, Mount Laurel, New Jersey 08054
                                (Former Address)


Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 to Form 8-K):

[] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.
            -------------------------------------------

     On November 8, 2007, Mace Security International, Inc. ("MSI") and one of its Subsidiaries, Eager Beaver Car Wash, Inc. (the "Subsidiary"), entered into an Asset Purchase Agreement ("Agreement") with Wash Depot Holdings, Inc. (the "Purchaser").

     Pursuant to the Agreement, MSI and the Subsidiary agreed that the Subsidiary will sell four car washes located in the Sarasota, Florida area to the Purchaser for a purchase price of $10,885,000, before expenses and deductions, payable at closing in cash. Closing of the transaction is to occur no later than January 8, 2008. The closing is subject to certain conditions, including satisfaction with the results of its environmental due diligence review. A copy of the Agreement is attached to this Current Report as Exhibit 10.1.

     On November 14, 2007, MSI issued a press release announcing the Agreement. A copy of the press release is attached to this Current Report as Exhibit 99.1 and is incorporated herein by reference.

     There is no material relationship between the Purchaser and MSI and the Subsidiary other then, as set forth in the Agreement.


Item 9.01   Financial Statements and Exhibits.
            ---------------------------------

      (c) Exhibits. The following exhibits are being filed herewith:

      10.1 Asset Purchase Agreement dated November 8, 2007, among Mace Security International, Inc., Eager Beaver Car Wash, Inc. and Wash Depot Holdings, Inc.

      *99.1 Press release issued by Mace Security International, Inc. dated
            November 14, 2007. (Exhibit 99.1 to the November 14, 2007 Form 8K dated November 15, 2007.
      *     Incorporated by reference.

                                   SIGNATURES
                                   ----------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




Dated:  November 15, 2007                  Mace Security International, Inc.



                                       By: /s/ Gregory M. Krzemien
                                           --------------------------------
                                           Gregory M. Krzemien
                                           Chief Financial Officer and Treasurer

                                  EXHIBIT INDEX

      Exhibit No.       Description
      -----------       -----------

        10.1 Asset Purchase Agreement dated November 14, 2007, between Mace Security International, Inc., Eager Beaver Car Wash, Inc. and Wash Depot Holdings, Inc.

      *99.1 Press release issued by Mace Security International, Inc. dated November 14, 2007. (Exhibit 99.1 to the November 14, 2007 Form 8K dated November 15, 2007)

      *                 Incorporated by reference.